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                                                                    EXHIBIT 10.1

                              STANDSTILL AGREEMENT
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          THIS STANDSTILL AGREEMENT (this "Standstill Agreement") dated as of
April 20, 2000, is entered into by and between Brookdale Living Communities, Inc., a Delaware corporation (including its successors, the "Company"), and Fortress Registered Investment Trust, a Delaware business trust (the "Purchaser").

          WHEREAS, the Purchaser wishes to acquire all of the common stock, $0.01 par value, of the Corporation (the "Common Stock") currently owned (including shares subject to currently outstanding options) by The Prime Group, Inc. certain of its affiliates and Mr. Michael W. Reschke (collectively, the "Seller") as set forth in Exhibit A (the "Prime Shares") pursuant to the Stock Purchase Agreement by and among the Company, the Seller, and the Purchaser (the "Stock Purchase Agreement");

          WHEREAS, the Board of Directors of the Company approved the Purchaser becoming an interested stockholder for purposes of Section 203 of the General Corporation Law of the State of Delaware so as to eliminate any restriction under such Section 203 on a subsequent business combination involving the Corporation and the Purchaser (the "Section 203 Approval");

          WHEREAS, as a condition to the Section 203 Approval, the Board of Directors of the Company has required the Purchaser to execute this Agreement on and subject to the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the respective representations and warranties hereinafter set forth and of the mutual covenants and agreements contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:


          Section 1.  Standstill.  (a)  For a period commencing upon the date of
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this Agreement and ending on May 14, 2002 (the "Expiration Day"), neither the
Purchaser, any persons controlling the Purchaser (the "Controlling Person"), nor any of their affiliates shall (nor shall the Controlling Person permit the Purchaser to), without the prior written consent of the Company (without counting as a director for
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such purpose any director designated by the Purchaser or the Controlling
Person), directly or indirectly:

     (i) purchase, offer to purchase, agree to acquire or otherwise acquire Beneficial Ownership (as defined below) of additional Common Stock or any equivalents to the Common Stock (the "Common Stock Equivalents"), except pursuant to the Stock Purchase Agreement;

     (ii) except as required by law, propose to enter into, or announce or disclose any intention to propose to enter into, directly or indirectly, any merger or business combination involving the Company of any of its subsidiaries or to purchase, directly or indirectly, all or substantially all of the assets of the Company and its subsidiaries, taken as a whole;

     (iii) request the Company (or its directors, officers, employees or agents), directly or indirectly, to take any action which would require the Company to make a public announcement regarding the possibility of (A) a business combination or merger involving the Company or any of its subsidiaries, on the one hand, or Purchaser or any Controlling Person, or any affiliate, on the other hand, or (B) the sale to the Purchaser or any Controlling Person, or any affiliate thereof of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole;

     (iv) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to vote, or seek to advise or influence any person with respect to the voting of, any Common Stock, or become a "participant" in any "election contest" (as such terms are used or defined in Regulation 14A of the Exchange Act);

     (v) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) or otherwise act in concert with any person for the purpose of circumventing the provisions of this Agreement;

     (vi) nominate a slate of directors or seek to change the size of the Board of Directors of the Company together or in connection with any other person or group; or

     (vii) challenge the legality of the foregoing restrictions; provided that after July 5, 2000 the Purchaser or any of its affiliates may commence a cash tender offer for not less than all shares of Common Stock not owned by it for a price equal to the

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greater of $15 per share or the price paid to the Seller pursuant to the Stock
Purchase Agreement and may acquire all shares tendered pursuant thereto (it being understood that the foregoing restrictions shall not prohibit or limit the Purchaser from taking any appropriate action to disclose its intentions or seeking the support of the Board of Directors of the Company with respect to such tender offer), and, if the Purchaser shall thereafter Beneficially Own a majority (not including for such purposes shares owned by or acquired from Cap Z (as hereinafter defined)) of the Common Stock, the foregoing restrictions shall no longer be applicable. Notwithstanding the foregoing, for the purposes of calculating the number of shares of Common Stock and/or Common Stock Equivalents Beneficially Owned by the Purchaser, the Controlling Person and their affiliates, there shall be excluded from such calculation any shares owned by any institution which is controlled by the Controlling Person as part of such institution's investment portfolio (and not owned for the purpose of affecting control of the Company). For purposes of this Agreement, "Beneficially Own" or "Beneficial Ownership" means beneficial ownership determined in accordance with Rule 13d-3 promulgated under the Exchange Act, and "Fully Diluted Common Stock" means all outstanding shares of Common Stock and all shares of Common Stock issuable upon the conversion or exchange of all then outstanding Common Stock Equivalents.

          (b) The provisions of this Section 1 shall terminate prior to the Expiration Day, and the Purchaser, the Controlling Person or any of their affiliates shall be free to acquire Common Stock and/or Common Stock Equivalents without regard to the Standstill, at and following the earliest time that (A) any person other than the Purchaser, the Controlling Person, Health Partners, Capital Z Partners, Ltd. (the ultimate general partner of Health Partners, hereinafter "Cap Z") or any of their affiliates (and other than a person acting in concert with any of the foregoing) acquires Beneficial Ownership of Common Stock and/or Common Stock Equivalents representing, together with any Common Stock and/or Common Stock Equivalents already Beneficially Owned by such person and its affiliates, at least 20% of the total Fully-Diluted Common Stock, (B) any person other than the Purchaser, the Controlling Person or any of their affiliates notifies in writing the Company or its Board of Directors or publicly announces that it has acquired or has offered to acquire (including but not limited to any offer to acquire by means of a tender offer) Beneficial Ownership of Common Stock and/or Common Stock Equivalents representing, together with any Common Stock and/or Common Stock Equivalents already Beneficially Owned (as determined in accordance with Rule l3d-3 promulgated under the Exchange Act) by such person and its affiliates, at least 20% of the total Fully-Diluted Common Stock, (C) any person commences (or publicly announces its intention to commence) a proxy contest pursuant to which such person

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seeks to defeat or otherwise challenge the election of the designees of the
Purchaser as directors of the Company, (D) the restrictions set forth in Article 2 "Health Partners Standstill" of the Stockholder Agreement, dated May 14, 1999, shall be amended, modified, waived, or otherwise terminated without the prior written consent of the Purchaser or (E) the Stock Purchase Agreement shall have terminated without the Purchaser or any assignee thereof having acquired shares of Common Stock pursuant thereto.

          Section 2.  Representations and Warranties of the Company.  The
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Company hereby represents and warrants to, and agrees with, the Purchaser as follows:

                  2.1  Organization and Good Standing. The Company is a
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corporation duly formed, validly existing and in good standing under the laws of the State of Delaware.

                  2.2  Authorization; Validity of Agreement. This Agreement has
                       ------------------------------------
been duly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding obligations enforceable against the Company in accordance with its terms.

                  2.3  No Conflict.  None of the execution and delivery of this
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Agreement, and the consummation of the transaction contemplated hereby, will result in a breach, violation or default of, or give rise to an event which with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of, or will require any consent, approval or notice under, any of the terms or provisions of the Company's Certificate of Incorporation or By-laws, or of any material note, bond, indenture, mortgage, deed of trust, loan agreement or other material contract, agreement, instrument, restriction, or arrangement to which the Company is a party or by which the Company or any of its assets may be bound or affected, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company.

                  2.4  Approval of the Board. The Board of the Directors of the
                       ---------------------
Company have approved the Purchaser (or any person controlling, controlled by or under common control with Purchaser, including any person of which the Purchaser owns, directly or indirectly, at least 50% of the ownership interest) becoming an interested stockholder for purposes of Section 203 of the General Corporation Law of the State of Delaware.

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          Section 3.  Representations and Warranties of the Purchaser.  The
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Purchaser hereby represents and warrants to, and agrees with, the Company as follows:

                  3.1  Organization and Good Standing. The Purchaser is a
                       ------------------------------
business trust duly formed, validly existing and in good standing under the laws of the State of Delaware.

                  3.2  Authorization; Validity of Agreement. This Agreement has
                       ------------------------------------
been duly authorized, executed and delivered by the Purchaser, and constitutes a legal, valid and binding obligation against the Purchaser in accordance with its terms.

                  3.3  No Conflict.  None of the execution and delivery of this
                       -----------
Agreement, and the consummation of the transaction contemplated hereby, will result in a breach, violation or default of, or give rise to an event which with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of, or will require any consent, approval or notice under, any of the terms or provisions of the Declaration of Trust and By-laws of the Purchaser, or of any note, bond, indenture, mortgage, deed of trust, loan agreement or other contract, agreement, instrument, restriction, or arrangement to which the Purchaser is a party or by which the Purchaser or any of its assets may be bound or affected, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Purchaser.

          Section 4.  Entire Agreement; Modification.  This Agreement (i)
                      ------------------------------
constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. This Agreement may not be modified or amended except by an instrument in writing duly signed by or on behalf of the parties hereto and dated on or subsequent to the date hereof.

          Section 5.  Governing Law.  This Agreement shall be governed by and
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construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within the State.

          Section 6.  Binding Effect.  This Agreement shall be binding upon the
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parties and inure to the benefits of the successors and assigns of the respective parties hereto.

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          Section 7.  Counterparts.  This Agreement may be executed
                      ------------
simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          Section 8.  Paragraph Headings.  The paragraph headings in this
                      ------------------
Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

          Section 9.  Transaction Expenses.  Notwithstanding anything else in
                      --------------------
this Agreement to the contrary, the parties hereto shall each by responsible for the payment of any and all of its or his own expenses, including, without limitation, the fees and expenses of counsel, accountants and other advisers, arising out of or relating directly or indirectly to the transactions contemplated by this Agreement, whether or not such transactions are consummated in whole or in part.

          Section 10.  Severability.  If any provision of this Agreement is
                       ------------
invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

          Section 11.  Waiver.  The waiver of one breach or default hereunder
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shall not constitute the waiver of any other or subsequent breach or default.

          Section 12.  No Agency.  This Agreement shall not constitute any party
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the legal representative or agent of the other, nor shall any party have the right or authority to assume, create, or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.

          Section 13.  Adjustment upon Changes in Capitalization.   In the case
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of any changes affecting the Company's capitalization, including, but not limited to, stock dividends, cash dividends in excess of normal quarterly cash dividends consistent with past practice, stock splits, recapitalization and the like, the number of shares and any other items affected by such change shall be appropriately adjusted.

          Section 14.  Interpretation.  The words "hereof", "herein" and
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"herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless

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otherwise specified. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". The words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa. As used in this Agreement, the term "affiliate(s)" shall have the meaning set forth in Rule l2b-2 of the Exchange Act. As used in this Agreement, the term "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

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          IN WITNESS WHEREOF, the Purchaser and the Company have caused this
Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                         FORTRESS REGISTERED
                         INVESTMENT TRUST


                            /s/ Randal Nardone
                         By:__________________________
                            Name: Randal Nardone
                            Title: Chief Operating Officer


                         BROOKDALE LIVING
                         COMMUNITIES, INC.

                            /s/ Mark J. Schulte
                         By:__________________________
                            Name: Mark J. Schulte
                            Title: President and Chief Executive Officer